(ICON)
Prudential
High Yield
Fund, Inc.

ANNUAL
REPORT
Dec. 31, 1996
(LOGO)

Prudential High Yield Fund, Inc.

Performance At A Glance.
High yield corporate bonds were the securities of choice in the U.S. bond market in 1996, leading all other types of bonds in total return. Although interest rates rose in 1996, the high coupons and the strong profitability of most high yield issuers powered these bonds ahead of all others. Your Prudential High Yield Fund, Inc. generated double-digit returns in 1996, and ended the year with a 30-day SEC yield which was significantly higher than the average high yield fund tracked by Lipper Analytical Services. However, the Fund's total return was lower than the Lipper average because holdings with strong credit ratings generally did not perform as well as those with weaker ratings, and because of losses in holdings in paging and wireless cable companies.

Cumulative Total Returns1                                As of 12/31/96
                                One      Five       Ten          Since
                                Year     Years      Years      Inception2
                  Class A        12.6%     76.8%       N/A        115.7%
                  Class B        12.0      71.8       132.8%      468.7
                  Class C        12.0      N/A         N/A         30.5
                  Class Z        N/A       N/A         N/A          8.8
Lipper High Current Yield Avg3   13.7      77.4       147.0         **

Average Annual Total Returns1                            As of 12/31/96
                                One      Five       Ten          Since
                                Year     Years      Years      Inception2
                  Class A         8.1%     11.2%       N/A        11.1%
                  Class B         7.0      11.3        8.8%       10.3
                  Class C        11.0      N/A         N/A        11.6

Dividends
& Yields
As of                     Total Dividends        30-Day
12/31/9                   Paid for 12 Mos.      SEC Yield
                 Class A         $0.77            9.03%
                 Class B         $0.73            8.80
                 Class C         $0.73            8.80
                 Class Z         $0.65            9.57

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 4% for Class A shares and a declining contingent deferred sales charge of 5%, 4%, 3%, 2%, 1% and 1% for six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares automatically convert to Class A shares on a quarterly basis, after approximately seven years. Class Z shares are not subject to a sales charge or a distribution fee. Since Class Z shares have been in existence less than one year, no average annual total returns are shown.

2Inception dates: 1/22/90 Class A; 3/29/79 Class B; 8/1/94 Class C; 3/1/96 Class Z.

3These are the cumulative total returns of 148 funds in the Lipper High Current Yield Fund category for one year, 63 funds for five years and 43 funds for 10 years.

** Lipper since inception returns were Class A:125.8% for 58 funds; Class B:
551.2% for 19 funds; Class C: 30.4% for 105 funds; and Class Z: 10.6% for 154 funds. Lipper provides data on a monthly basis, so for comparative purposes, these returns reflect the Fund's first full calendar month of performance.

        How Investments Compared.
           (As of 12/31/96)
               (CHART)

  U.S.     General    General    U.S.
Growth      Bond     Muni Debt	Taxable
Funds      Funds      Funds     Money Funds

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Lars M. Berkman, Fund Manager
(PHOTO)
Portfolio
Manager's Report

The Fund invests primarily in corporate bonds rated BBB or lower by independent rating agencies. These bonds are below investment grade and are commonly known as junk bonds. As a result, these bonds are subject to greater risk of default than investment grade bonds. The Fund is well diversified. Within the junk bond market, our research staff looks for bonds with attractive yields and improving credit quality. There can be no assurance that the Fund will achieve its investment objective.

Better-Rated Junk Bonds?
We generally look for better-rated bonds, namely those in the B and BB categories within the junk bond market. Why? Because we're cautious. If the economy weakens, these bonds should hold their value better than weaker-rated bonds with more credit risk.

Strategy Session.

A Very Good Year.
1996 was a good year for high yield bonds. The high yield market returned more than twice as much as any other sector of the U.S. bond market in 1996. The strength of the market was reflected not only in total return, but in the volume of new bonds sold ($77 billion) and in the amount of new money invested in high yield mutual funds ($16 billion).

The major factor driving high yield bonds higher in 1996 was a strong economy. Although interest rates rose in 1996, inflation remained under control and economic growth was solid. That powered good earnings growth for the average high yield company. Also, the stock market was so strong that many of the better quality high yield companies were able to sell common stock and use those proceeds to reduce debt. As a result, the default rate of the high yield market was cut in half, from about 3% in 1995 to 1.5% in 1996.

Would Growth Slow?
We had expected slower economic growth in 1996. Therefore, we focused on the larger, stronger companies in the high yield market by buying bonds with weak BB and single B credit ratings, which have less risk than the weaker single
B- or CCC-rated bonds. We held more assets than the general market in defensive industries such as telecommunications, cable TV and health care.

During the year we also benefited when the credit ratings of a number of our larger holdings were upgraded by rating agencies. These upgrades resulted either from a merger with a stronger company or because either Moody's or Standard & Poor's recognized that the strong profit growth and lower debt ratios of the company merited a better rating.

       Credit Quality.
Expressed as a percentage of
total investments as of 12/31/96.
           (PIE CHART)

What Went Well.

Urge To Merge.
1996 was a year of heavy merger activity in corporate America, and a number of high yield companies merged into investment grade companies, generating strong capital gains for high yield bondholders.

We owned a large position (2.1% of total net assets) in MFS Communications, an expanding U.S. local telephone company, which was acquired by WorldCom, the nation's fourth largest long distance telephone company.

In addition, Bell Cablemedia (0.6% of assets) combined with Videotron Holdings (0.4% of assets). Both of these companies are leading cable/telephone companies in the United Kingdom, and their merger created a much stronger credit so that bonds of both companies rose strongly after their merger was announced.

And finally, we owned significant positions in Bally's Park Place and Bally's Grand bonds (totalling 1.0% of assets), so that when Bally's was merged into Hilton (an investment grade company) the Bally bonds rallied sharply.

And Not So Well.

Crossed Wires.
At the beginning of the year we were attracted to the great potential in the paging sector of the telecommunications industry and the wireless sector of the cable television industry. Paging offered strong growth, and wireless cable seemed like a natural match for local telephone companies looking to provide video to their customers. Unfortunately, both industries short-circuited on us.

Paging encountered problems in the second half of the year when the second-largest company, Mobilemedia, had difficulty integrating a major acquisition. We sold our Mobilemedia position because of the company's operating problems, but we held on to the better quality paging companies such as Pagenet and Pagemart because we believe these companies will perform well in 1997.

We also experienced losses in wireless cable television. We thought that these companies would be natural candidates for mergers or joint ventures with local telephone companies. Unfortunately, these mergers did not occur on schedule. We reduced our holdings in the riskier companies, while retaining those that we feel have the highest chance of improving their credit quality.

Five Largest
Issuers.
3.0%         Cablevision System Corp.
             Cable
2.5%         Tenet Healthcare Corp.
             Drugs & Healthcare
2.4%         Rogers Cablesystems, Inc.
             Cable
2.2%         HMH Properties, Inc.
             Leisure & Tourism
2.1%         MFS Communications, Inc.
             Telecommunications

Expressed as a percentage of total net assets as of 12/31/96.

Looking Ahead.
We remain concerned that economic growth may slow later in 1997. We are also concerned about the large amount of new bonds that have been sold over the past several years. As a result, the default rate could increase. While we do not expect defaults to rise dramatically, we do believe that the rate will drift higher.

Therefore, we are continuing our focus on defensive industries such as telecommunications and cable television, and we are holding less than a market weighting of heavy industries that benefit from a strong economy, like steel, forest products and retail. We continue to focus on the larger companies in the high yield market, and on companies with credit ratings of single B and BB.
-------------------------------------------------------------------------------
                                                                              1

President's Letter                                 February 3, 1997
(PHOTO)

Dear Shareholder:
For many investors, 1996 was the second year of back-to-back, double-digit stock market returns. In late November, the Dow Jones Industrial Average passed 6500 -- only weeks after breaking the 6000 mark in mid-October -- and another record high was reached in January 1997. America's economic expansion is entering its sixth year and there seems little evidence of an end to the continued modest growth and low inflation we've enjoyed for the last several years.

This is good news. For most investors it's meant an increase in their share values for college funds, retirement nest eggs or other long-term financial goals. However, as you read your year-end account statements and make plans for 1997, it's important to remember that there never is a "sure thing" when it comes to investment returns. Stock and bond markets go down just as they go up. (Did you notice the brief period of decline this past summer?) No one likes to see the value of their investments fall but such periods remind us we must keep our expectations realistic.

Regardless of the market's direction, a wise investor plans for tomorrow's needs today. Your Financial Advisor or Registered Representative can help you:

- Review your portfolio and suggest strategies for 1997, such as diversifying across different types of investments. Financial markets seldom move in lockstep. By investing in a mix of stock and bond funds (foreign & domestic) and money market funds you may be in a better position to achieve your long-term goals and to weather periods of uncertainty.

- See why annuities have become popular retirement planning tools. The choices are broader than ever. Our new Discovery SelectSM Variable Annuity offers you many of the keys to successful retirement planning, including a personalized asset allocation program and a choice of 21 variable- or fixed-rate investment options offering a broad array of investment objectives and styles.

- Explain new retirement savings developments. For example, Congress has expanded the contribution limit on spousal IRAs. And don't forget, it's not too late for you to make a contribution to your IRA or open one for 1996. The IRS deadline is April 15, 1997, but it's best to act sooner.

Why not contact your Financial Advisor or Registered Representative today? If you are interested in Discovery SelectSM call for a prospectus, which contains more complete information. Read it carefully before you invest.

Sincerely,

Brian M. Storms
President, Prudential Mutual Funds & Annuities

P.S. Your 1997 Prudential IRA contribution may qualify you for a waiver of the annual custodial fee. Ask your financial representative for details.
-------------------------------------------------------------------------------
2

Portfolio of Investments
as of December 31, 1996                        PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                             Moody's                               Principal
                                                              Rating      Interest     Maturity     Amount             Value
Description                                                (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--93.8%
BONDS--89.5%
------------------------------------------------------------------------------------------------------------------------------
Aerospace--0.7%
Sequa Corp., Sr. Sub. Notes                                B3               9.375%     12/15/03    $ 27,750        $   28,305,000
------------------------------------------------------------------------------------------------------------------------------
Automotive Parts--2.5%
Exide Corp., Sr. Notes                                     B1              10.00        4/15/05      25,050            25,989,375
Foamex JPS Automotive L.P.,
   Sr. Disc. Notes, Zero Coupon (until 7/1/99)             NR              14.00        7/01/04      20,250            16,807,500
   Sr. Notes                                               B2              11.125       6/15/01      21,700            23,273,250
   Sr. Sub. Deb.                                           B3              11.875      10/01/04       2,000             2,130,000
Foamex L.P., Sr. Sub. Deb., Ser. B                         B3              11.875      10/01/04       6,910             7,324,600
Hayes Wheels Int'l., Inc., Sr. Sub. Notes                  B3              11.00        7/15/06      26,500            28,918,125
                                                                                                                   --------------
                                                                                                                      104,442,850
------------------------------------------------------------------------------------------------------------------------------
Broadcasting & Other Media--5.9%
Allbritton Communications Co., Sr. Sub. Deb.               B3                9.75      11/30/07       9,400             9,118,000
Benedek Broadcasting Corp., Sr. Notes                      Ba3              11.875      3/01/05      16,650            18,148,500
Benedek Communications, Inc., Sr. Disc. Notes,
   Zero Coupon (until 5/15/01)                             B3               13.25       5/15/06      12,000             6,900,000
Globo Communications, Sr. Notes                            NR               10.50      12/20/06      25,900            26,126,625
Grupo Televisa S. A.,
   Sr. Notes                                               Ba3              11.375      5/15/03      25,500            27,157,500
   Sr. Notes                                               NR               11.875      5/15/06       9,000             9,945,000
Jacor Communications Co., Sr. Sub. Notes                   B2                9.75      12/15/06      17,500            17,850,000
Lamar Advertising Co., Sr. Sub. Notes                      B1                9.625     12/01/06      13,500            13,905,000
Outdoor Systems, Inc., Sr. Sub. Notes                      B1                9.375     10/15/06      28,000            28,840,000
Paxson Communications Corp., Sr. Sub. Notes                B3               11.625     10/01/02      10,500            10,946,250
SFX Broadcasting, Inc., Sr. Sub. Notes                     B3               10.75       5/15/06      22,820            24,075,100
Telemundo Group, Inc., Sr. Disc. Notes                     B1                7.00       2/15/06      20,000            19,300,000
Universal Outdoor, Inc., Sr. Sub. Notes                    B1                9.75      10/15/06      14,900            15,384,250
Young Broadcasting, Inc.,
   Sr. Sub. Notes                                          B2               10.125      2/15/05      21,300            21,832,500
   Sr. Sub. Notes                                          B2                9.00       1/15/06       4,000             3,890,000
                                                                                                                   --------------
                                                                                                                      253,418,725
------------------------------------------------------------------------------------------------------------------------------
Building & Related Industries--3.2%
Building Material Corp. of America, Sr. Notes,
   Zero Coupon (until 7/1/99)                              Ba3              11.75       7/01/04      28,750            24,868,750

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       3 -----
Portfolio of Investments
as of December 31, 1996                        PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                             Moody's                               Principal
                                                              Rating      Interest     Maturity     Amount             Value
Description                                                (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Building & Related Industries (cont'd.)
Greystone Homes Corp., Sr. Notes                           B2               10.75%      3/01/04    $ 14,900        $   15,235,250
Kaufman & Broad Home Corp., Sr. Sub. Notes                 Ba3               9.625     11/15/06      25,000            25,062,500
Nortek, Inc., Sr. Sub. Notes                               B3                9.875      3/01/04      27,125            27,396,250
NVR, Inc., Sr. Notes                                       B2               11.00       4/15/03      15,600            16,380,000
U.S. Home Corp., Sr. Notes                                 Ba2               9.75       6/15/03      24,580            25,501,750
                                                                                                                   --------------
                                                                                                                      134,444,500
------------------------------------------------------------------------------------------------------------------------------
Cable--17.8%
Adelphia Communications Corp., Sr. Notes, PIK              B3                9.50       2/15/04      39,043            33,771,998
American Telecasting, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 6/15/99)            Caa              14.50       6/15/04       8,500             3,485,000
   Sr. Disc. Notes, Zero Coupon (until 8/15/00)            Caa              14.50       8/15/05      36,000            12,600,000
Bell Cablemedia Co.,
   Sr. Disc. Notes, Zero Coupon (until 1/15/00)            B2               11.95       7/15/04      26,975            23,535,687
   Sr. Disc. Notes, Zero Coupon (until 9/15/00)            B2               11.875      9/15/05       3,150             2,527,875
C S Wireless Systems, Inc., Sr. Disc. Notes,
   Zero Coupon (until 3/1/01)                              Caa              11.375      3/01/06      16,000             5,840,000
Cablevision Systems Corp.,
   Sr. Sub. Notes                                          B2                9.25      11/01/05      48,060            47,579,400
   Sr. Sub. Notes                                          B2                9.875      2/15/13      25,950            25,560,750
CAI Wireless Systems, Inc., Sr. Notes                      Caa              12.25       9/15/02      25,950            11,937,000
Comcast Corp.,
   Sr. Sub. Deb.                                           B1                9.375      5/15/05      17,300            17,948,750
   Sr. Sub. Notes                                          B1                9.125     10/15/06      23,500            24,087,500
Comcast UK Cable Corp., Sr. Disc. Deb.,
   Zero Coupon (until 11/15/00)                            B2               11.20      11/15/07       9,850             6,845,750
Diamond Cable Co., Sr. Disc. Notes, Zero Coupon
   (until 3/31/04)                                         B3               13.25       9/30/04      27,400            22,468,000
Echostar Satellite,
   Sr. Disc. Notes, Zero Coupon (until 3/15/00)            Caa              13.125      3/15/04      28,500            21,517,500
Echostar Communications Corp.,
   Sr. Disc. Notes, Zero Coupon (until 6/1/99)             B2               12.875      6/01/04      32,291            26,640,075
Falcon Holdings Corp. L.P., Sr. Sub. Notes, PIK            NR               11.00       9/15/03      35,270            31,566,819
Heartland Wireless Communication, Inc., Sr. Notes          NR               13.00       4/15/03       6,500             6,305,000
Intermedia Capital Partners, Sr. Notes                     B2               11.25       8/01/06      35,250            36,263,437
International Cabletel, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 4/15/00)            B3               12.75       4/15/05      25,950            19,462,500
   Sr. Disc. Notes, Zero Coupon (until 2/1/01)             B3               11.50       2/01/06      25,500            17,340,000
Kablemedia Holdings, Sr. Disc. Notes, Zero Coupon
   (until 8/1/01)                                          B3               13.625      8/01/06      17,000             9,520,000
Lenfest Communications, Inc.,
   Sr. Notes                                               Ba3               8.375     11/01/05      64,650            62,468,063
   Sr. Sub. Notes                                          B2               10.50       6/15/06      10,000            10,500,000

--------------------------------------------------------------------------------
-----4                                        See Notes to Financial Statements.

Portfolio of Investments
as of December 31, 1996                        PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                             Moody's                               Principal
                                                              Rating      Interest     Maturity     Amount             Value
Description                                                (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Cable (cont'd.)
Lodgenet Entertainment Corp., Sr. Notes                    B1               10.25%     12/15/06    $  3,000        $    3,007,500
Marcus Cable Operating Co., Sr. Sub. Disc. Notes,
   Zero Coupon (until 8/1/99)                              B3               13.50       8/01/04      54,000            44,280,000
Rifkin Acquisitions Partners L.P., Sr. Sub. Notes          B3               11.125      1/15/06      17,750            18,504,375
Rogers Cablesystems, Inc.,
   Sr. Sec'd Notes                                         Ba3              10.00       3/15/05      66,075            70,369,875
   Sr. Sec'd. Deb.                                         Ba3              10.00      12/01/07      12,000            12,660,000
   Sr. Sec'd. Deb.                                         Ba3              10.125      9/01/12      19,575            20,309,062
Telewest Plc, Sr. Disc. Deb., Zero Coupon (until
   10/1/00)                                                B1               11.00      10/01/07      45,400            31,666,500
Tevecap S.A., Sr. Notes                                    B2               12.625     11/26/04      15,000            15,337,500
United Int'l. Holdings, Inc., Sr. Disc. Notes              B3              Zero        11/15/99      51,600            36,894,000
Videotron Holdings Plc,
   Sr. Disc. Notes, Zero Coupon (until 1/1/00)             B3               11.125      7/01/04      12,375            10,766,250
   Sr. Disc. Notes, Zero Coupon (until 8/15/00)            B3               11.00       8/15/05      10,300             8,291,500
                                                                                                                   --------------
                                                                                                                      751,857,666
------------------------------------------------------------------------------------------------------------------------------
Casinos--1.4%
Casino America Corp., Sr. Sec'd. Notes                     B1               12.50       8/01/03      10,000             9,475,000
Empress River Casino Finance Corp., Sr. Notes              Ba3              10.75       4/01/02      16,000            17,360,000
Majestic Star Casino LLC., Sr. Notes                       NR               12.75       5/15/03       6,000             6,435,000
Trump Atlantic City Assocs., First Mtge. Notes             B1               11.25       5/01/06      25,600            25,344,000
                                                                                                                   --------------
                                                                                                                       58,614,000
------------------------------------------------------------------------------------------------------------------------------
Chemicals--2.4%
ISP Holdings, Inc.,
   Sr. Notes                                               Ba3               9.75       2/15/02      29,081            29,808,025
   Sr. Notes                                               Ba3               9.00      10/15/03      26,250            26,643,750
Sterling Chemical Holdings, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 8/15/01)            Caa              13.50       8/15/08       5,450             3,188,250
   Sr. Sub. Notes                                          B3               11.75       8/15/06      10,000            10,600,000
Terra Industries, Inc., Sr. Notes                          Ba3              10.50       6/15/05      24,100            26,148,500
Texas Petrochemical Corp., Sr. Sub. Notes                  NR               11.125      7/01/06       5,000             5,375,000
                                                                                                                   --------------
                                                                                                                      101,763,525
------------------------------------------------------------------------------------------------------------------------------
Computer Services--0.7%
Unisys Corp., Sr. Notes                                    B1               11.75      10/15/04      30,000            32,025,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       5 -----

Portfolio of Investments
as of December 31, 1996                        PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                             Moody's                               Principal
                                                              Rating      Interest     Maturity     Amount             Value
Description                                                (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Consumer Products--1.3%
Knoll Furniture, Inc., Sr. Sub. Notes                      B3              10.875%      3/15/06    $ 16,500        $   18,232,500
Lifestyle Furnishings, Inc., Sr. Sub. Notes                B1              10.875       8/01/06      27,500            29,493,750
Radnor Holdings Corp., Sr. Notes                           B2              10.00       12/01/03       8,400             8,568,000
                                                                                                                   --------------
                                                                                                                       56,294,250
------------------------------------------------------------------------------------------------------------------------------
Diversified Industries--0.3%
Newflo Corp., Sub. Notes                                   B3              13.25       11/15/02      10,500            11,589,375
------------------------------------------------------------------------------------------------------------------------------
Drugs & Health Care--6.4%
Fresenius Med Care Capital Trust                           Ba3               9.00      12/01/06      40,500            41,208,750
Imed Corp., Sr. Sub. Notes                                 B3                9.75      12/01/06      22,475            22,868,313
Integrated Health Services, Inc., Sr. Sub. Notes           B1               10.25       4/30/06      37,500            39,375,000
Magellan Health Services, Inc., Sr. Sub. Notes             B2               11.25       4/15/04      48,350            53,426,750
Owens & Minor, Inc., Sr. Sub. Notes                        B1               10.875      6/01/06       9,600            10,296,000
Tenet Healthcare Corp., Sr. Sub. Notes                     Ba3              10.125      3/01/05      94,000           104,105,000
                                                                                                                   --------------
                                                                                                                      271,279,813
------------------------------------------------------------------------------------------------------------------------------
Energy--8.2%
AES China Generating Co., Notes                            Ba3              10.125     12/15/06       6,750             6,952,500
AES Corp., Sr. Sub. Notes                                  Ba1              10.25       7/15/06      27,000            29,092,500
Benton Oil & Gas Co., Sr. Notes                            NR               11.625      5/01/03      11,300            12,444,125
Cal Energy Co., Inc., Sr. Notes                            Ba2               9.50       9/15/06      13,000            13,520,000
California Energy Co., Inc.,
   Disc. Notes, Zero Coupon (until 1/15/97)                Ba2              10.25       1/15/04      56,500            59,536,875
   Sr. Notes                                               Ba2               9.875      6/30/03       7,100             7,455,000
Cliffs Drilling Co., Sr. Notes                             B1               10.25       5/15/03       8,800             9,361,000
Coda Energy, Inc., Notes                                   B3               10.50       4/01/06      10,000            10,500,000
Forcenergy, Inc., Sr. Sub. Notes                           B2                9.50      11/01/06      10,000            10,400,000
Gulf Canada Resources, Ltd.,
   Sr. Sub. Deb.                                           Ba3               9.25       1/15/04      29,730            31,439,475
   Sr. Sub. Notes                                          Ba3               9.625      7/01/05      31,720            34,336,900
KCS Energy, Inc., Sr. Notes                                B1               11.00       1/15/03      14,250            15,390,000
McDermott J. Ray, Sr. Sub. Notes                           Ba3               9.375      7/15/06      24,000            25,200,000
Parker Drilling Corp., Sr. Notes                           B1                9.75      11/15/06      13,600            14,348,000
Petroleum Heat & Power, Inc., Sub. Notes                   B2               10.125      4/01/03       8,010             7,809,750
Plains Resources, Inc., Sr. Sub. Notes                     B2               10.25       3/15/06      11,000            11,770,000
Transtexas Gas Corp., Sr. Sec'd. Notes                     B2               11.50       6/15/02      27,250            29,430,000
Triton Energy Corp., Sr. Sub. Disc. Notes                  B1                9.75      12/15/00      16,314            17,027,737
                                                                                                                   --------------
                                                                                                                      346,013,862

--------------------------------------------------------------------------------
-----6                                        See Notes to Financial Statements.

Portfolio of Investments
as of December 31, 1996                        PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                             Moody's                               Principal
                                                              Rating      Interest     Maturity     Amount             Value
Description                                                (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Financial Services--1.1%
First Nationwide Holdings, Inc.,
   Sr. Notes                                               B2               12.50%      4/15/03    $ 26,750        $   29,960,000
   Sr. Sub. Notes                                          Ba3              10.625     10/01/03      16,000            17,280,000
                                                                                                                   --------------
                                                                                                                       47,240,000
------------------------------------------------------------------------------------------------------------------------------
Food & Beverage--3.2%
Canandaigua Wine, Inc., Sr. Sub. Notes                     B1                8.75      12/15/03      14,750            14,381,250
Curtice Burns Foods, Inc., Sr. Sub. Notes                  B3               12.25       2/01/05      21,080            21,975,900
Del Monte Corp., Sub. Notes, PIK,
   (cost $14,871,749; purchased on various dates:
   3/12/93 through 9/11/96)                                NR               12.25       9/01/02      14,713(b)         15,007,260
Fresh Del Monte Produce, N.V., Sr. Notes                   Caa              10.00       5/01/03      32,698            31,226,590
International Home Foods, Inc., Sr. Sub. Notes             B2               10.375     11/01/06       9,600             9,912,000
PM Holdings Corp., Sr. Sub. Disc. Notes,
   Zero Coupon (until 9/1/98)                              B3               11.50       9/01/05      13,237             8,537,865
PSF Holdings, LLC, Sr. Sec'd. Notes, PIK,
   (cost $10,480,477; purchased 5/20/94)                   NR               11.00       9/17/03      10,480(b)         10,847,294
Specialty Foods Corp.,
   Sr. Notes                                               B3               11.125     10/01/02       9,490             9,015,500
   Sr. Unsec'd. Notes                                      B3               10.25       8/15/01      16,500            15,262,500
                                                                                                                   --------------
                                                                                                                      136,166,159
------------------------------------------------------------------------------------------------------------------------------
Industrials--0.4%
Clark Materials Handling Corp., Sr. Notes                  B1               10.75      11/15/06       8,000             8,320,000
IMO Industries, Inc., Sr. Sub. Notes                       Caa              11.75       5/01/06      10,000             9,300,000
                                                                                                                   --------------
                                                                                                                       17,620,000
------------------------------------------------------------------------------------------------------------------------------
Leisure & Tourism--4.5%
HMC Acquisition Properties, Inc., Sr. Notes                Ba3               9.00      12/15/07      48,260            48,983,900
HMH Properties, Inc., Sr. Notes                            Ba3               9.50       5/15/05      90,500            94,120,000
John Q Hammons Hotels,
   First Mtge. Notes                                       B1                8.875      2/15/04      34,365            33,935,438
   First Mtge. Notes                                       B1                9.75      10/01/05      13,750            13,990,625
                                                                                                                   --------------
                                                                                                                      191,029,963
------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Services--0.6%
Coinstar, Inc., Sr. Sub. Notes, Zero Coupon (until
   10/1/99),
   (cost $6,550,652; purchased 10/17/96)                   NR               13.00      10/01/06       9,300(b)(d)       6,603,093
United Stationer Supply Co., Sr. Sub. Notes                B3               12.75       5/01/05      18,000            19,890,000
                                                                                                                   --------------
                                                                                                                       26,493,093

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       7 -----

Portfolio of Investments
as of December 31, 1996                        PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                             Moody's                               Principal
                                                              Rating      Interest     Maturity     Amount             Value
Description                                                (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Producrts--4.4%
Container Corp., Sr. Notes                                 B1               11.25%      5/01/04    $ 28,500        $   30,922,500
Gaylord Container Corp., Sr. Sub. Disc. Notes              Caa              12.75       5/15/05      40,090            44,299,450
Ivex Packaging Corp., Sr. Sub. Notes                       B3               12.50      12/15/02      11,000            11,907,500
Pacific Lumber Co., Sr. Notes                              B3               10.50       3/01/03      27,653            28,067,795
Repap New Brunswick, Inc., Sr. Sec'd. Notes                B3               10.625      4/15/05      24,350            25,324,000
Stone Consolidated, Inc., Sr. Sec'd. Notes                 Ba1              10.25      12/15/00      41,650            44,357,250
                                                                                                                   --------------
                                                                                                                      184,878,495
------------------------------------------------------------------------------------------------------------------------------
Plastic Products--0.5%
Applied Extrusion Technology, Inc., Sr. Notes              B2               11.50       4/01/02      19,800            20,790,000
------------------------------------------------------------------------------------------------------------------------------
Publishing--0.3%
Affiliated Newspapers, Sr. Disc. Notes, Zero Coupon
   (until 7/1/99)                                          B3               13.25       7/01/06      10,250             8,456,250
Big Flower Press, Inc., Sr. Sub. Notes                     B2               10.75       8/01/03       4,334             4,615,710
                                                                                                                   --------------
                                                                                                                       13,071,960
------------------------------------------------------------------------------------------------------------------------------
Retail--1.0%
Brylane L.P., Sr. Sub. Notes                               B2               10.00       9/01/03      10,000            10,300,000
Cole National Group, Inc., Sr. Sub. Notes,
   (cost $17,149,750; purchased 11/13/96 and
   11/22/96)                                               B2                9.875     12/31/06      17,200(b)         17,716,000
Specialty Retailers, Inc., Sr. Sub. Notes                  B3               11.00       8/15/03      14,290            14,718,700
                                                                                                                   --------------
                                                                                                                       42,734,700
------------------------------------------------------------------------------------------------------------------------------
Steel & Metals--1.2%
Maxxam Group Holdings, Inc., Sr. Notes                     B3               12.00       8/01/03       9,000             9,180,000
Silgan Corp., Sr. Sub. Notes                               B3               11.75       6/15/02      16,695            17,780,175
United States Can Corp., Sr. Sub. Notes                    B2               10.125     10/15/06       8,000             8,410,000
WCI Steel, Inc., Sr. Notes                                 B2               10.00      12/01/04      15,000            15,300,000
                                                                                                                   --------------
                                                                                                                       50,670,175
------------------------------------------------------------------------------------------------------------------------------
Supermarkets--2.2%
Food 4 Less Holdings, Inc., Sr. Disc. Deb.,
   Zero Coupon (until 6/15/00)                             Caa              13.625      7/15/05      15,200             9,576,000
Pathmark Stores, Inc.,
   Sr. Sub. Notes                                          B3                9.625      5/01/03      10,288             9,850,760
   Sub. Notes                                              Caa              11.625      6/15/02      10,000            10,150,000
   Sub. Notes                                              Caa              12.625      6/15/02      10,500            10,893,750

--------------------------------------------------------------------------------
-----8                                        See Notes to Financial Statements.

Portfolio of Investments
as of December 31, 1996                        PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                             Moody's                               Principal
                                                              Rating      Interest     Maturity     Amount             Value
Description                                                (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Supermarkets (cont'd.)
Pueblo Xtra Int'l., Inc., Sr. Notes                        B2                9.50%      8/01/03    $  8,855        $    8,190,875
Ralphs Grocey Co., Sr. Notes                               B1               10.45       6/15/04       3,500             3,723,125
Smiths Food & Drug, Sr. Sub. Notes                         B3               11.25       5/15/07      29,000            32,045,000
Southland Corp., Sr. Sub. Deb.                             B2               12.00       6/15/09      10,000            10,000,000
                                                                                                                   --------------
                                                                                                                       94,429,510
------------------------------------------------------------------------------------------------------------------------------
Telecommunications--17.7%
Arch Communications Group, Inc., Sr. Disc. Notes,
   Zero Coupon (until 3/15/01)                             B3               10.875      3/15/08      15,170             8,646,900
Brooks Fiber Properties, Inc., Sr. Disc. Notes,
   Zero Coupon (until 11/1/01)                             NR               11.875     11/01/06      19,400            12,998,000
Cellnet Data Systems, Inc., Sr. Disc. Notes, Zero
   Coupon (until 6/15/99), (cost $17,182,743;
   purchased 6/15/95 and 11/17/95)                         NR               13.00       6/15/05      27,000(b)         21,195,000
Cencall Communications Corp., Sr. Disc. Notes,
   Zero Coupon (until 1/15/99)                             B3               10.125      1/15/04      61,330            41,934,387
Centennial Cellular Corp.,
   Sr. Notes                                               B1                8.875     11/01/01      36,575            35,294,875
   Sr. Notes                                               B1               10.125      5/15/05      11,945            12,034,588
Clearnet Communications, Inc., Sr. Disc. Notes,
   Zero Coupon (until 12/15/00)                            B3               14.75      12/15/05      33,150            20,553,000
Communication Cellular, S.A., Sr. Def'd. Bonds,
   Zero Coupon (until 11/15/00)                            B3               13.125     11/15/03      30,000            19,950,000
Dial Call Communications, Inc., Sr. Disc. Notes,
   Zero Coupon (until 4/15/99)                             B3               12.25       4/15/04      13,000             9,360,000
Geotek Communications, Inc., Sr. Conv. Notes,
   (cost $12,000,000; purchased 3/5/96)                    Caa              12.00       2/15/01      12,000(b)         12,180,000
GST Telecommunciations, Inc., Conv. Sr. Disc. Notes,
   Zero Coupon (until 12/15/00)                            NR               13.875     12/15/05       2,262             1,786,980
GST USA, Inc., Sr. Disc. Notes, Zero Coupon (until
   12/15/00)                                               NR               13.875     12/15/05      18,096            11,083,800
Hyperion Telecommunications, Sr. Disc. Notes,
   Zero Coupon (until 4/15/01)                             NR               13.00       4/15/03      22,000            12,485,000
ICG Holdings, Inc., Sr. Disc. Notes, Zero Coupon
   (until 9/15/00)                                         NR               13.50       9/15/05      48,730            34,720,125
Impsat Corp., Sr. Notes                                    B2               12.125      7/15/03      16,000            16,960,000
Intercel, Inc., Sr. Disc. Notes, Zero Coupon (until
   5/1/01)                                                 B2               12.00       5/01/06      10,500             6,510,000
Intermedia Communications of Florida,
   Sr. Notes                                               B3               13.50       6/01/05      11,250            12,881,250
   Sr. Disc. Notes, Zero Coupon (until 5/15/01)            B3               12.50       5/15/06      20,000            13,600,000
International Wireless Communications, Inc., Sr.
   Disc. Notes                                             NR              Zero         8/15/01      23,000            12,420,000
Metrocall, Inc., Sr. Sub. Notes                            B3               10.375     10/01/07      17,500            15,050,000
MFS Communications, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 7/15/99)            B1                9.375      1/15/04      54,950            47,669,125
   Sr. Disc. Notes, Zero Coupon (until 1/15/01)            B1                8.875      1/15/06      55,150            40,121,625

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       9 -----

Portfolio of Investments
as of December 31, 1996                        PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                             Moody's                               Principal
                                                              Rating      Interest     Maturity     Amount             Value
Description                                                (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Telecommunications (cont'd.)
Millicom Int'l. Cellular, Sr. Disc. Notes,
   Zero Coupon (until 12/1/01)                             B3               13.50%      6/01/06    $ 14,500        $    8,990,000
Nextel Communications, Inc., Sr. Disc. Notes,
   Zero Coupon (until 8/15/99)                             B3                9.75       8/15/04      14,000             9,555,000
Omnipoint Corp., Sr. Notes                                 B2               11.625      8/15/06      22,500            23,343,750
Pagemart Nationwide, Inc., Sr. Disc. Notes,
   Zero Coupon (until 2/1/00)                              NR               15.00       2/01/05      23,000            15,812,500
Pagemart, Inc., Sr. Disc. Notes,
   Zero Coupon (until 11/1/98)                             NR               12.25      11/01/03      16,525            13,220,000
Paging Network, Inc.,
   Sr. Sub. Notes                                          B2                8.875      2/01/06      21,300            20,288,250
   Sr. Sub. Notes                                          B2               10.125      8/01/07      26,500            27,030,000
   Sr. Sub. Notes                                          B2               10.00      10/15/08      11,000            11,178,750
PriCellular Wireless Corp.,
   Sr. Disc. Notes, Zero Coupon (until 11/15/97)           B3               14.00      11/15/01      14,770            14,474,600
   Sr. Disc. Notes, Zero Coupon (until 10/1/98)            B3               12.25      10/01/03      33,100            28,300,500
Rogers Cantel, Inc., Deb.                                  Ba3               9.375      6/01/08      44,500            46,725,000
Teleport Communications,
   Sr. Disc. Notes, Zero Coupon (until 7/1/01)             B1               11.125      7/01/07      25,000            17,125,000
   Sr. Notes                                               B1                9.875      7/01/06      10,400            11,102,000
USA Mobil Communications, Inc.,
   Sr. Notes                                               B2                9.50       2/01/04       7,350             6,982,500
   Sr. Notes                                               B2               14.00      11/01/04       8,000             9,120,000
Western Wireless Corp.,
   Sr. Sub. Notes                                          B3               10.50       6/01/06      12,000            12,570,000
   Sr. Sub. Notes                                          B3               10.50       2/01/07      12,500            13,109,375
Winstar Communications, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 10/15/00)           NR               14.00      10/15/05      48,100            29,461,250
   Conv. Sr. Disc. Notes, Zero Coupon (until
      10/15/00)                                            NR               14.00      10/15/05      17,550            12,636,000
                                                                                                                   --------------
                                                                                                                      750,459,130
------------------------------------------------------------------------------------------------------------------------------
Textiles--0.5%
Polysindo Int'l. Finance Co., Notes                        Ba3              11.375      6/15/06      18,050            19,719,625
------------------------------------------------------------------------------------------------------------------------------
Transportation/Trucking/Shipping--0.2%
Ameritruck Distribution Corp., Sr. Sub. Notes              B-(a)            12.25      11/15/05       9,900             9,924,750
------------------------------------------------------------------------------------------------------------------------------
Waste Management--0.9%
Allied Waste N.A., Inc., Sr. Sub. Notes                    B3               10.25      12/01/06      35,000            36,750,000
Total bonds (cost $3,647,996,919)                                                                                   3,792,026,126

--------------------------------------------------------------------------------
-----10                                       See Notes to Financial Statements.

Portfolio of Investments
as of December 31, 1996     PRUDENTIAL HIGH YIELD FUND, INC.
------------------------------------------------------------

                                                       Value
Description                        Shares            (Note 1)
------------------------------------------------------------
PREFERRED STOCKS--3.1%
AmeriKing, Inc., $13.00           80,000(d)       $    2,200,000
Cablevision Systems Corp.,
   $11.125, PIK                      3,733            33,503,675
   $11.125, PIK                     61,773             5,544,087
   $11.75, PIK                     167,337            15,646,031
Time Warner Inc., $10.25, Ser. M,   69,896
  PIK                                                 75,837,160
                                                  --------------
Total preferred stocks
  (cost $125,172,039)                                132,730,953
                                                  --------------
------------------------------------------------------------
COMMON STOCKS(c)--0.3%
Affiliated Newspapers               12,250               612,500
C S Wireless Systems, Inc.           4,400                    44
Dr Pepper Bottling Co., Cl. A       72,580               725,800
EnviroSource, Inc.                 428,333             1,151,145
Gaylord Container Corp., Cl. A     324,735             1,989,002
Metromedia Corp.                    69,374               685,068
Pagemart Nationwide, Inc.           71,750               502,250
Peachtree Cable Assn., Ltd.         31,559               307,700
PM Holdings Corp.                    3,679             1,287,650
Rite Aid Corp.                      62,985             2,503,654
Smith's Food & Drug Centers,
  Inc.,
  Cl. B, (cost $0; purchased
  6/22/94)                          13,553(b)            420,143
Triton Group Ltd.                 1,051,135              919,743
U.S. West Communications Group      18,202               587,015
U.S. West Media Group               20,832               385,392
Walter Industries, Inc.              7,641               107,929
                                                  --------------
Total common stocks
  (cost $11,523,421)                                  12,185,035
                                                  --------------
------------------------------------------------------------
COMMON TRUST UNITS(c)--0.6%         Units
PSF Holdings, LLC,
  (cost $32,569,430; purchased
  5/20/94)                         951,717 (b)        25,696,359
                                                  --------------
WARRANTS(c)--0.3%
American Telecasting, Inc.,
  expiring 6/15/99                  41,000        $      246,000
Cellnet Data Systems, Inc.,
  expiring 6/15/05, (cost $0;
  purchased 6/6/95 and 11/17/95)   108,000(b)              1,080
Cellular Communications Int'l.,
  Inc., expiring 8/15/03            22,250               445,000
Clearnet Communications, Inc.,
  expiring 9/15/05                 109,395               793,114
Comcel, expiring 11/15/03           30,000             2,250,000
Foamex JPS Automotive L.P.,
  expiring 7/1/99                   20,250               506,250
Gaylord Container Corp.,
  expiring 11/1/02                 417,518             2,583,393
Heartland Wireless Communication,
  Inc., expiring 12/31/00           39,000                78,000
Hyperion Telecommunications,
  expiring 4/15/01                  22,000               440,000
Intelcom Group, Inc., expiring
  9/15/05                          127,809             1,661,517
Intermedia Communications of
  Florida, expiring 6/1/00,
  (cost $0; purchased 5/25/95)      11,250(b)            393,750
International Wireless
  Communications Holdings, Inc.,
  expiring 8/15/01                  23,000                   230
Nextel Communications, Inc.,
   expiring 12/15/98                14,273                 2,141
   expiring 4/25/99                  7,000                 1,050
President Riverboat Casinos,
  Inc., expiring 9/30/99            44,150                   441
Sterling Chemical Holdings, Inc.,
  expiring 8/15/08                   5,450               190,750
United Int'l. Holdings, Inc.,
  expiring 11/15/99                 44,500               890,000
                                                  --------------
Total warrants (cost $220,009)                        10,482,716
                                                  --------------
Total long-term investments
  (cost $3,817,481,818)                            3,973,121,189

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                      11 -----

Portfolio of Investments
as of December 31, 1996                         PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                                                                  Principal
                                                                        Interest     Maturity      Amount              Value
Description                                                               Rate         Date         (000)             (Note 1)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--4.8%
------------------------------------------------------------------------------------------------------------------------------
Commercial Paper--4.0%
Canadian Imperial Bank of Commerce                                           6.75%       1/2/97    $153,667        $  153,667,000
First Data Corp.                                                             7.00        1/2/97      15,000            14,997,083
GTE Corp.                                                                    5.50        1/2/97       1,000               996,945
                                                                                                                   --------------
Total commercial paper (cost $169,661,028)                                                                            169,661,028
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement--0.8%
Joint Repurchase Agreement Account (cost $34,336,000;
   Note 5)                                                                   6.61        1/2/97      34,336            34,336,000
                                                                                                                   --------------
Total short-term investments (cost $203,997,028)                                                                      203,997,028
                                                                                                                   --------------
------------------------------------------------------------------------------------------------------------------------------
Total Investments--98.6 %
   (cost $4,021,478,846; Note 4)                                                                                    4,177,118,217
Other assets in excess of liabilities--1.4%                                                                            58,639,334
                                                                                                                   --------------
Net Assets--100%                                                                                                   $4,235,757,551
                                                                                                                   --------------
                                                                                                                   --------------

---------------
(a) Standard & Poor's Rating.
(b) Indicates a restricted security; the aggregate cost of such securities is $110,804,801. The aggregate value ($110,059,979) is approximately 2.6% of net assets.
(c) Non-income producing securities.
(d) Consists of more than one class of securities traded together as a unit; generally bonds with attached stock or warrants.
NR--Not rated by Moody's or Standard & Poor's.
PIK--Payment in kind securities.
L.P.--Limited Partnership.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
-----12                                       See Notes to Financial Statements.

Statement of Assets and Liabilities             PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      December 31, 1996
Investments, at value (cost $4,021,478,846).............................................................      $  4,177,118,217
Cash....................................................................................................             2,129,505
Interest receivable.....................................................................................            59,803,491
Receivable for Fund shares sold.........................................................................            12,098,591
Receivable for investments sold.........................................................................               342,000
Deferred expenses and other assets......................................................................               108,694
                                                                                                              -----------------
   Total assets.........................................................................................         4,251,600,498
                                                                                                              -----------------
Liabilities
Payable for Fund shares reacquired......................................................................             7,742,532
Payable for investments purchased.......................................................................             2,041,453
Distribution Fee Payable................................................................................             1,880,617
Accrued expenses........................................................................................             1,680,742
Management Fee Payable..................................................................................             1,463,204
Dividends payable.......................................................................................             1,034,399
                                                                                                              -----------------
   Total liabilities....................................................................................            15,842,947
                                                                                                              -----------------
Net Assets..............................................................................................      $  4,235,757,551
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................      $      5,053,672
   Paid-in capital in excess of par.....................................................................         4,765,552,790
                                                                                                              -----------------
                                                                                                                 4,770,606,462
   Distributions in excess of net investment income.....................................................            (1,034,399 )
   Accumulated net realized loss on investments.........................................................          (689,453,883 )
   Net unrealized appreciation on investments...........................................................           155,639,371
                                                                                                              -----------------
Net assets, December 31, 1996...........................................................................      $  4,235,757,551
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($1,564,428,642 / 186,478,079 shares of common stock issued and outstanding)......................                  $8.39
   Maximum sales charge (4.00% of offering price).......................................................                    .35
   Maximum offering price to public.....................................................................                  $8.74
Class B:
   Net asset value, offering price and redemption price per share
      ($2,596,207,015 / 309,928,968 shares of common stock issued and outstanding)......................                  $8.38
Class C:
   Net asset value, offering price and redemption price per share
      ($43,373,860 / 5,177,510 shares of common stock issued and outstanding)...........................                  $8.38
Class Z:
   Net asset value, offering price and redemption price per share
      ($31,748,034 / 3,782,645 shares of common stock issued and outstanding)...........................                  $8.39

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                      13 -----

PRUDENTIAL HIGH YIELD FUND, INC.
HIGH YIELD FUND, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1996
Income
   Interest..............................     $ 401,639,265
   Dividends.............................         4,681,278
                                            -----------------
      Total Income.......................       406,320,543
                                            -----------------
Expenses
   Distribution fee--Class A.............         2,077,714
   Distribution fee--Class B.............        19,896,618
   Distribution fee--Class C.............           214,854
   Management Fee........................        16,817,042
   Transfer agent's fees and expenses....         4,175,000
   Reports to shareholders...............         1,503,000
   Custodian's fees and expenses.........           308,000
   Registration fees.....................           150,000
   Insurance expense.....................            74,000
   Audit fee and expenses................            71,000
   Directors' fees and expenses..........            37,000
   Legal fees and expenses...............            35,000
   Miscellaneous.........................            32,750
                                            -----------------
      Total operating expenses...........        45,391,978
   Loan commitment fees (Note 2).........            75,000
                                            -----------------
      Total expenses.....................        45,466,978
                                            -----------------
Net investment income....................       360,853,565
                                            -----------------
Realized and Unrealized
Gain on Investments
Net realized gain on investment
   transactions..........................        33,923,042
Net change in unrealized appreciation of
   investments...........................        75,350,872
                                            -----------------
Net gain on investments..................       109,273,914
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................     $ 470,127,479
                                            -----------------
                                            -----------------

PRUDENTIAL HIGH YIELD FUND, INC.
HIGH YIELD FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended December 31,
in Net Assets                          1996                1995
Operations
   Net investment income.......   $   360,853,565     $   368,711,713
   Net realized gain (loss) on
      investment
      transactions.............        33,923,042        (129,423,086)
   Net change in unrealized
      appreciation of
      investments..............        75,350,872         373,919,552
                                 ----------------    ----------------
   Net increase in net assets
      resulting from
      operations...............       470,127,479         613,208,179
                                 ----------------    ----------------
Net equalization credits.......                --             155,052
                                 ----------------    ----------------
Dividends and distributions
   (Note 1)
   Dividends from net
      investment income
      Class A..................      (127,419,210)       (107,009,035)
      Class B..................      (228,744,279)       (260,558,397)
      Class C..................        (2,463,825)         (1,144,281)
      Class Z..................        (2,226,251)                 --
                                 ----------------    ----------------
                                     (360,853,565)       (368,711,713)
                                 ----------------    ----------------
   Dividends in excess of net
      investment income
      Class A..................        (3,542,829)         (2,494,359)
      Class B..................        (6,360,123)         (5,281,164)
      Class C..................           (68,506)            (32,071)
      Class Z..................           (61,900)                 --
                                 ----------------    ----------------
                                      (10,033,358)         (7,807,594)
                                 ----------------    ----------------
Fund share transactions (Net of
   share conversions) (Note 6)
   Net proceeds from shares
      sold.....................     2,157,396,910       1,732,422,699
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions............       181,172,994         180,623,667
   Cost of shares reacquired...    (2,293,331,143)     (1,536,230,023)
                                 ----------------    ----------------
   Net increase in net assets
      from Fund share
      transactions.............        45,238,761         376,816,343
                                 ----------------    ----------------
Total increase.................       144,479,317         613,660,267
Net Assets
Beginning of year..............     4,091,278,234       3,477,617,967
                                 ----------------    ----------------
End of year....................   $ 4,235,757,551     $ 4,091,278,234
                                 ----------------    ----------------
                                 ----------------    ----------------

--------------------------------------------------------------------------------
-----14                                       See Notes to Financial Statements.

Notes to Financial Statements                   PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Prudential High Yield Fund, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is to maximize current income through investment in a diversified portfolio of high yield fixed-income securities which, in the opinion of the Fund's investment adviser, do not subject the Fund to unreasonable risks. As a secondary investment objective, the Fund will seek capital appreciation but only when consistent with its primary objective. Lower rated or unrated (i.e. high yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (an issuer's inability to meet principal and interest payments on its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at prices provided by principal market makers and pricing agents. Any security for which the primary market is on an exchange is valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Securities issued in private placements are valued at the bid price or the mean between the bid and asked prices, if available, provided by principal market makers. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, under triparty repurchase agreements as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest and, to the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (``restricted securities''). Certain issues of restricted securities held by the Fund at December 31, 1996 include registration rights under which the Fund may demand registration by the issuer, some of which are currently under contract to be registered. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on an identified cost basis. Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. The Fund accretes original issue discounts as adjustments to interest income. Income from payment-in-kind bonds is recorded daily based on an effective interest method. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: It is the intent of the Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Fund declares daily and pays dividends of net investment income monthly and makes distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount and wash sales.

Equalization: Effective January 1, 1996, the Fund discontinued the accounting practice of equalization. Equalization is a practice whereby a portion of the proceeds from sales and costs of repurchases of capital shares, equivalent on a per share basis to the amount of distributable net
--------------------------------------------------------------------------------
                                                                        15 -----

Notes to Financial Statements                   PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
investment income on the date of the transaction, is credited or charged to undistributed net investment income. A portion ($6,076,709) of undistributed net investment income at December 31, 1995, resulting from equalization, was transferred to paid-in capital in excess of par. Such reclassification has no effect on net assets, results of operations, or net asset value per share.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with AICPA Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease distributions in excess of net investment income by $11,104,473, increase accumulated net realized loss on investments by $5,406,601 and decrease paid-in capital in excess of par by $5,697,782. This was primarily resulting from: (i) sales of securities purchased with market discounts and, (ii) an overdistribution of taxable income for the year ended December 31, 1996. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management LLC (``PMF''). Pursuant to this agreement PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50% of the Fund's average daily net assets up to $250 million, .475% of the next $500 million, .45% of the next $750 million, .425% of the next $500 million, .40% of the next $500 million, .375% of the next $500 million and .35% of the Fund's average daily net assets in excess of $3 billion.

The Fund has a distribution agreement with Prudential Securities Incorporated (``PSI''), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI with respect to Class A, B and C shares, for distribution-related activities at an annual rate of up to .30 of 1%, .75 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .15 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 1996

PSI has advised the Fund that it has received approximately $1,021,400 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 1996. From these fees, PSI paid such sales charges to Pruco Securities Corporation, an affiliated broker-dealer, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Fund that for the year ended December 31, 1996, it received approximately $4,841,400 and $33,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

The Fund entered into a credit agreement with State Street Bank and Trust Co. with a maximum commitment of $75,000,000 which was due to expire on December 2, 1997. Such agreement was terminated on January 2, 1997. The Fund has not borrowed any monies pursuant to such credit agreement. The Fund accrued and paid quarterly commitment fees at an annual rate of .10 of 1% on the $75,000,000, the unused portion of the credit facility.

The Fund, along with other affiliated registered investment companies (the ``Funds''), entered into a credit agreement (the ``Agreement'') on December 31, 1996 with Deutsche Bank. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purposes of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of December 31, 1996. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
--------------------------------------------------------------------------------
-----16

Notes to Financial Statements                   PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC, a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent and during the year ended December 31, 1996, the Fund incurred fees of approximately $3,578,500 for the services of PMFS. As of December 31, 1996, $295,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1996 were $3,489,974,465 and $3,701,287,552, respectively.

The federal income tax basis of the Fund's investments, including short-term investments, as of December 31, 1996 was $4,022,871,730; accordingly, net unrealized appreciation for federal income tax purposes was $154,246,487 (gross unrealized appreciation--$217,880,106; gross unrealized depreciation--$63,633,619).

For federal income tax purposes, the Fund has a capital loss carryforward as of December 31, 1996 of approximately $673,926,900 of which $323,340,600 expires in 1998, $77,895,200 expires in 1999, $110,441,500 expires in 2000, $162,249,600 expires in 2003. Such carryforward is after utilization of approximately $36,819,400 of net taxable gains realized and recognized during the year ended December 31, 1996. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of such amounts.

For federal income tax purposes, the Fund will elect to treat net capital losses of approximately $14,134,100 incurred in the two month period ended December 31, 1996 as having been incurred in the following fiscal year.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1996, the Fund has a 3.1% undivided interest in the joint account. The undivided interest for the Fund represents $34,336,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear, Stearns & Co., 6.75%, in the principal amount of $341,000,000, repurchase price $341,127,875, due 1/2/97. The value of the collateral including accrued interest was $349,151,276.

Goldman, Sachs & Co. Inc., 6.60%, in the principal amount of $341,000,000, repurchase price $341,125,033, due 1/2/97. The value of the collateral including accrued interest was $347,820,889.

J.P. Morgan Securities, 6.60%, in the principal amount of $341,000,000, repurchase price $341,125,033, due 1/2/97. The value of the collateral including accrued interest was $347,822,540.

Sanwa Securities USA, 6.00%, in the principal amount of $68,014,000, repurchase price $68,036,671, due 1/2/97. The value of the collateral including accrued interest was $69,375,117.
------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.00%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Effective March 1, 1996, the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has 3 billion shares of $.01 par value common stock authorized; equally divided into four classes, designated Class A, Class B, Class C and Class Z shares.

Transactions in shares of common stock were as follows:

Class A                             Shares           Amount
------------------------------   ------------    ---------------
Year ended December 31, 1996:
Shares sold...................    131,810,870    $ 1,086,630,794
Shares issued in reinvestment
  of dividends and
  distributions...............      8,520,554         69,971,317
Shares reacquired.............   (156,945,056)    (1,293,344,935)
                                 ------------    ---------------
Net decrease in shares
  outstanding before
  conversions.................    (16,613,632)      (136,742,824)
Shares issued upon conversion
  from Class B................     39,887,682        327,279,932
                                 ------------    ---------------
Net increase in shares
  outstanding.................     23,274,050    $   190,537,108
                                 ------------    ---------------
                                 ------------    ---------------

--------------------------------------------------------------------------------
                                                                        17 -----

Notes to Financial Statements                   PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

Class A                             Shares           Amount
------------------------------   ------------    ---------------
Year ended December 31, 1995:
Shares sold...................     85,065,787    $   680,939,054
Shares issued in reinvestment
  of dividends and
  distributions...............      7,260,503         58,391,158
Shares reacquired.............    (86,586,970)      (693,700,291)
                                 ------------    ---------------
Net increase in shares
  outstanding before
  conversion..................      5,739,320         45,629,921
Shares issued upon conversion
  from Class B................    136,453,614      1,063,977,235
                                 ------------    ---------------
Net increase in shares
  outstanding.................    142,192,934    $ 1,109,607,156
                                 ------------    ---------------
                                 ------------    ---------------
Class B
------------------------------
Year ended December 31, 1996:
Shares sold...................    115,557,562    $   947,645,600
Shares issued in reinvestment
  of dividends and
  distributions...............     13,114,875        107,516,476
Shares reacquired.............   (112,666,220)      (923,331,159)
                                 ------------    ---------------
Net increase in shares
  outstanding before
  conversion..................     16,006,217        131,830,917
Shares reacquired upon
  conversion into Class A.....    (39,936,363)      (327,279,932)
                                 ------------    ---------------
Net decrease in shares
  outstanding.................    (23,930,146)   $  (195,449,015)
                                 ------------    ---------------
                                 ------------    ---------------
Year ended December 31, 1995:
Shares sold...................    127,682,310    $ 1,017,983,490
Shares issued in reinvestment
  of dividends and
  distributions...............     15,200,641        121,565,304
Shares reacquired.............   (104,007,242)      (826,907,079)
                                 ------------    ---------------
Net increase in shares
  outstanding before
  conversion..................     38,875,709        312,641,715
Shares reacquired upon
  conversion into Class A.....   (136,628,901)    (1,063,977,235)
                                 ------------    ---------------
Net decrease in shares
  outstanding.................    (97,753,192)   $  (751,335,520)
                                 ------------    ---------------
                                 ------------    ---------------
Class C                             Shares           Amount
------------------------------   ------------    ---------------
Year ended December 31, 1996:
Shares sold...................      8,109,246    $    66,598,614
Shares issued in reinvestment
  of dividends and
  distributions...............        178,716          1,465,941
Shares reacquired.............     (6,047,207)       (49,472,410)
                                 ------------    ---------------
Net increase in shares
  outstanding.................      2,240,755    $    18,592,145
                                 ------------    ---------------
                                 ------------    ---------------
Year ended December 31, 1995:
Shares sold...................      4,161,922    $    33,500,155
Shares issued in reinvestment
  of dividends and
  distributions...............         82,802            667,205
Shares reacquired.............     (1,941,398)       (15,622,653)
                                 ------------    ---------------
Net increase in shares
  outstanding.................      2,303,326    $    18,544,707
                                 ------------    ---------------
                                 ------------    ---------------
Class Z
------------------------------
March 1, 1996(a) through
  December 31, 1996:
Shares sold...................      6,826,290    $    56,521,902
Shares issued in reinvestment
  of dividends and
  distributions...............        270,685          2,219,260
Shares reacquired.............     (3,314,330)       (27,182,639)
                                 ------------    ---------------
Net increase in shares
  outstanding.................      3,782,645    $    31,558,523
                                 ------------    ---------------
                                 ------------    ---------------

---------------
(a) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
-----18

Financial Highlights                            PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                                                             Class A
                                                                 ----------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                 ----------------------------------------------------------------
                                                                    1996           1995          1994         1993         1992
                                                                 ----------     ----------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................    $     8.19     $     7.68     $   8.70     $   8.19     $   7.88
                                                                 ----------     ----------     --------     --------     --------
Income from investment operations
Net investment income........................................           .75            .81          .80          .84          .90
Net realized and unrealized gain (loss) on investments.......           .22            .53        (1.00)         .52          .32
                                                                 ----------     ----------     --------     --------     --------
   Total from investment operations..........................           .97           1.34         (.20)        1.36         1.22
                                                                 ----------     ----------     --------     --------     --------
Less distributions
Dividends from net investment income.........................          (.75)          (.81)        (.80)        (.84)        (.90)
Distributions in excess of net investment income.............          (.02)          (.02)        (.02)        (.01)          --
Distributions from paid-in capital in excess of par..........            --             --           --           --         (.01)
                                                                 ----------     ----------     --------     --------     --------
   Total distributions.......................................          (.77)          (.83)        (.82)        (.85)        (.91)
                                                                 ----------     ----------     --------     --------     --------
Net asset value, end of year.................................    $     8.39     $     8.19     $   7.68     $   8.70     $   8.19
                                                                 ----------     ----------     --------     --------     --------
                                                                 ----------     ----------     --------     --------     --------
TOTAL RETURN(a)..............................................         12.60%         18.17%       (2.35)%      17.32%       15.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)................................    $1,564,429     $1,336,354     $161,435     $171,364     $106,188
Average net assets (000).....................................    $1,385,143     $1,056,555     $165,517     $149,190     $ 81,129
Ratios to average net assets:
   Expenses, including distribution fees.....................           .72%           .75%         .78%         .76%         .85%
   Expenses, excluding distributions fees....................           .57%           .60%         .63%         .61%         .70%
   Net investment income.....................................          9.20%         10.13%        9.86%        9.93%       10.96%
For Classes A, B, C and Z shares:
Portfolio turnover rate......................................            89%            78%          74%          85%          68%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.                                      19 -----

Financial Highlights                            PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                                                         Class B
                                                                 --------------------------------------------------------
                                                                                 Year Ended December 31,
                                                                 --------------------------------------------------------
                                                                    1996            1995           1994           1993
                                                                 ----------      ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................    $     8.18      $     7.67     $     8.69     $     8.19
                                                                 ----------      ----------     ----------     ----------
Income from investment operations
Net investment income........................................           .71             .76            .76            .79
Net realized and unrealized gain (loss) on investments.......           .22             .53          (1.00)           .51
                                                                 ----------      ----------     ----------     ----------
   Total from investment operations..........................           .93            1.29           (.24)          1.30
                                                                 ----------      ----------     ----------     ----------
Less distributions
Dividends from net investment income.........................          (.71)           (.76)          (.76)          (.79)
Distributions in excess of net investment income.............          (.02)           (.02)          (.02)          (.01)
Distributions from paid-in capital in excess of par..........            --              --             --             --
                                                                 ----------      ----------     ----------     ----------
   Total distributions.......................................          (.73)           (.78)          (.78)          (.80)
                                                                 ----------      ----------     ----------     ----------
Net asset value, end of year.................................    $     8.38      $     8.18     $     7.67     $     8.69
                                                                 ----------      ----------     ----------     ----------
                                                                 ----------      ----------     ----------     ----------
TOTAL RETURN(a)..............................................         11.97%          17.49%         (2.92)%        16.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)................................    $2,596,207      $2,730,903     $3,311,323     $3,745,985
Average net assets (000).....................................    $2,652,883      $2,725,385     $3,566,709     $3,389,439
Ratios to average net assets:
   Expenses, including distribution fees.....................          1.32%           1.35%          1.38%          1.36%
   Expenses, excluding distributions fees....................           .57%            .60%           .63%           .61%
   Net investment income.....................................          8.62%           9.56%          9.28%          9.35%

                                                                  1992
                                                               ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................  $     7.88
                                                               ----------
Income from investment operations
Net investment income........................................         .85
Net realized and unrealized gain (loss) on investments.......         .32
                                                               ----------
   Total from investment operations..........................        1.17
                                                               ----------
Less distributions
Dividends from net investment income.........................        (.85)
Distributions in excess of net investment income.............          --
Distributions from paid-in capital in excess of par..........        (.01)
                                                               ----------
   Total distributions.......................................        (.86)
                                                               ----------
Net asset value, end of year.................................  $     8.19
                                                               ----------
                                                               ----------
TOTAL RETURN(a)..............................................       15.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)................................  $2,887,698
Average net assets (000).....................................  $2,582,922
Ratios to average net assets:
   Expenses, including distribution fees.....................        1.45%
   Expenses, excluding distributions fees....................         .70%
   Net investment income.....................................       10.29%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
-----20                                       See Notes to Financial Statements.

Financial Highlights                            PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

                                                                                    Class C
                                                                 ----------------------------------------------
                                                                                                    August 1,
                                                                                                     1994(c)
                                                                    Year Ended December 31,          Through
                                                                 -----------------------------     December 31,
                                                                     1996             1995             1994
                                                                 ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................      $   8.18         $   7.67          $ 8.05
                                                                     ------           ------           -----
Income from investment operations
Net investment income........................................           .71              .76             .32
Net realized and unrealized gain (loss) on investments.......           .22              .53            (.37)
                                                                     ------           ------           -----
   Total from investment operations..........................           .93             1.29            (.05)
                                                                     ------           ------           -----
Less distributions
Dividends from net investment income.........................          (.71)            (.76)           (.32)
Distributions in excess of net investment income.............          (.02)            (.02)           (.01)
                                                                     ------           ------           -----
   Total distributions.......................................          (.73)            (.78)           (.33)
                                                                     ------           ------           -----
Net asset value, end of period...............................      $   8.38         $   8.18          $ 7.67
                                                                     ------           ------           -----
                                                                     ------           ------           -----
TOTAL RETURN(a)..............................................         11.97%           17.49%          (0.79)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................      $ 43,374         $ 24,021          $4,860
Average net assets (000).....................................      $ 28,647         $ 12,063          $2,840
Ratios to average net assets:
   Expenses, including distribution fees.....................          1.32%            1.35%           1.48%(b)
   Expenses, excluding distributions fees....................           .57%             .60%            .73%(b)
   Net investment income.....................................          8.60%            9.49%           9.80%(b)
                                                                     Class Z
                                                               --------------------
                                                                 March 1, 1996(d)
                                                                     Through
                                                                   December 31,
                                                                       1996
                                                               --------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................        $   8.34
                                                                       ------
Income from investment operations
Net investment income........................................             .63
Net realized and unrealized gain (loss) on investments.......             .07
                                                                       ------
   Total from investment operations..........................             .70
                                                                       ------
Less distributions
Dividends from net investment income.........................            (.63)
Distributions in excess of net investment income.............            (.02)
                                                                       ------
   Total distributions.......................................            (.65)
                                                                       ------
Net asset value, end of period...............................        $   8.39
                                                                       ------
                                                                       ------
TOTAL RETURN(a)..............................................            8.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................        $ 31,748
Average net assets (000).....................................        $ 28,978
Ratios to average net assets:
   Expenses, including distribution fees.....................             .57%(b)
   Expenses, excluding distributions fees....................             .57%(b)
   Net investment income.....................................            9.31%(b)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class C shares.
(d) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.                                      21 -----

Report of Independent Accountants               PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Prudential High Yield Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential High Yield Fund, Inc. (the ``Fund'') at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 25, 1997
--------------------------------------------------------------------------------
-----22

Report of Independent Accountants               PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Prudential High Yield Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential High Yield Fund, Inc. (the ``Fund'') at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 25, 1997
--------------------------------------------------------------------------------
-----22

Supplemental Proxy Information                  PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
   The Annual Meeting of Shareholders of the Prudential High Yield Fund, Inc. was held on Wednesday, October 30, 1996 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:

(1) To elect Directors as follows: Edward D. Beach, Eugene C. Dorsey, Delayne Dedrick Gold, Robert F. Gunia, Harry A. Jacobs, Jr., Donald D. Lennox, Mendel A. Melzer, Thomas T. Mooney, Thomas H. O'Brien, Richard A. Redeker, Nancy H. Teeters and Louis A. Weil, III.

(2a) To approve the proposed elimination of the Fund's fundamental investment restriction relating to investment in shares of other investment companies.

(2b) To approve the proposed elimination of the Fund's fundamental investment restriction relating to investment in securities of unseasoned issuers.

(2c) To approve the proposed elimination of the Fund's investment restriction relating to the Fund's use of futures contracts and options.

(2d) To approve the proposed elimination of the Fund's investment restriction relating to investing in non-fixed income equity securities.

(2e) To approve the proposed elimination of the Fund's investment restriction regarding the making of loans.

(3) To ratify the selection of Price Waterhouse LLP as independent public accountants for the fiscal year ending December 31, 1996.
     The results of the proxy solicitation on the above matters were as follows:

Director/Matter                                                     Votes for                Votes against            Abstentions
                                                                 ----------------            -------------            -----------
(1) Edward D. Beach                                                 243,093,164                        --              7,553,330
   Eugene C. Dorsey                                                 243,481,913                        --              7,164,581
   Delayne Dedrick Gold                                             243,345,911                        --              7,300,583
   Robert F. Gunia                                                  243,542,766                        --              7,103,729
   Harry A. Jacobs, Jr.                                             242,945,526                        --              7,700,968
   Donald D. Lennox                                                 243,199,909                        --              7,446,585
   Mendel A. Melzer                                                 243,433,078                        --              7,213,416
   Thomas T. Mooney                                                 243,533,054                        --              7,113,440
   Thomas H. O'Brien                                                243,487,143                        --              7,159,351
   Richard A. Redeker                                               243,547,223                        --              7,099,271
   Nancy H. Teeters                                                 243,450,912                        --              7,195,582
   Louis A. Weil, III                                               243,436,711                        --              7,209,783

(2) Amending of Investment Restrictions:
   (a) Relating to investment in shares of other investment
companies                                                           189,468,143                 9,984,009             11,839,467
   (b) Relating to investment in securities of unseasoned
issuers                                                             184,480,788                14,137,805             12,673,026
   (c) Relating to the Fund's use of futures contracts and
options                                                             183,176,258                15,169,860             12,945,501
   (d) Relating to investing in non-fixed income equity
securities                                                          186,476,592                12,189,641             12,625,386
   (e) Regarding the making of loans                                184,265,196                14,334,424             12,691,999

(3) Price Waterhouse LLP                                            238,506,869                 2,323,623              9,816,003


Tax Information                                 PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
During the fiscal year ended December 31, 1996, the Fund paid ordinary income dividends per share totalling $0.77, $0.73, $0.73 and $0.65 for Class A, B, C and Z shares, respectively. Accordingly, we wish to advise you that 1.28% of the dividends paid qualified for the corporate dividend received deduction available to corporate taxpayers.
--------------------------------------------------------------------------------
                                                                        23 -----

Getting The Most
From Your Prudential
Mutual Fund.

When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; But Is This Risk Worth It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge -- sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.
A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Comparing A $10,000 Investment.
Prudential High Yield Fund, Inc. vs. the
Lehman High Yield Bond Index.

// // // // Prudential High Yield Fund, Inc.
         -- Lehman High Yield Bond Index


                       Class A            Average Annual Total
                       (CHART)              Returns - Class A
                                            With Sales Load
                                            11.1% Since Inception
                                            11.2% for 5 Years
                                             8.1% for 1 Year

                                            Without Sales Load
                                            11.7% Since Inception
                                            12.1% for 5 Years
                                            12.6% for 1 Year

                       Class B            Average Annual Total
                       (CHART)              Returns - Class B
                                            With Sales Load
                                            10.3% Since Inception
                                             8.8% for 10 Years
                                            11.3% for 5 Years
                                             7.0% for 1 Year

                                            Without Sales Load
                                            10.3% Since Inception
                                             8.8% for 10 Years
                                            11.4% for 5 Years
                                            12.0% for 1 Year

                       Class C            Average Annual Total
                       (CHART)              Returns - Class C
                                            With Sales Load
                                            11.6% Since Inception
                                            11.0% for 1 Year

                                            Without Sales Load
                                            11.6% Since Inception
                                            12.0% for 1 Year

                      Class Z
                      (CHART)

Past performance is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. The boxes on top of the graphs are designed to give you an idea how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential High Yield Fund, Inc. (Class A, Class B, Class C and Class Z) with a similar investment in the Lehman High
Yield Bond Index by portraying the initial account values at the commencement of operations of Class A, Class C and Class Z shares and for 10 years for the Class B shares, and subsequent account values at the end of this reporting period (December 31, 1996), as measured on a quarterly basis, beginning in 1990 for Class A shares, in 1986 for Class B shares, in 1994 for Class C shares and in 1996 for Class Z shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on December 31, 1996; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph. Class Z shares do not have a sales charge or a distribution fee. Since Class Z shares have been in existence less than one year, no average annual total returns are shown. The graphs and accompanying tables reflect the past subsidy and/or waiver of expenses and/or management fees.

The Lehman High Yield Bond Index is a weighted index comprised of corporate securities with one or more years remaining to maturity that are publicly issued, rated below investment grade and have $50 million or more outstanding. The High Yield Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in the High Yield Bond Index may differ substantially from the securities in the Fund. The High Yield Bond Index is not the only index that may be used to characterize performance of bond funds and other indexes may portray different comparative performance.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Eugene C. Dorsey
Delayne D. Gold
Robert F. Gunia
Harry A. Jacobs, Jr.
Donald D. Lennox
Mendel A. Melzer
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy H. Teeters
Louis A. Weil, III

Officers
Richard A. Redeker, President
David W. Drasnin, Vice President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary

Manager
Prudential Mutual Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Auditors
Price Waterhouse LLP
1177 Avenues of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY  10004

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74435F106           MF110E
74435F205           Cat. #440262A
74435F304
74435F403